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Number                                                                    Shares

              Incorporated under the laws of the state of Delaware

                              EXPORT EREZ USA, INC.

                     Authorized to issue 120,000,000 shares

100,000,000 common shares                            20,000,000 preferred shares
par value $.0001 each                                      par value $.0001 each



This certifies that _______________________________ is the owner of

_____________________ fully paid and non-assessable Shares

                         of the Common Shares of EXPORT EREZ USA, INC.

transferrable only on the books of the Corporation by the holder hereof in person or by duly authorized Attorney upon surrender of this Certificate properly endorsed.

         IN WITNESS WHEREOF, the said Corporation has caused this Certificate to be signed by its duly authorized officers and to be sealed with the Seal of the Corporation this ________ day of ____________A.D. _____



                                        ----------------------------------------
                                                                       President


                                     [SEAL]


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                       (Reverse side of stock certificate)


         The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations. Additional abbreviations may also be used though not in the list.

         TEN COM                            --as tenants in common
         TEN ENT                            --as tenants by the entireties
         JT TEN                             --as joint tenants with right of
                                                 survivorship and not as
                                                 tenants in common
         UNIF GIFT MIN ACT                  -- ____________Custodian
                                               ____________(Minor)
            under Uniform Gifts to Minors Act  ____________(State)


         For value received, the undersigned hereby sells, assigns and transfers unto _____________________________ (please insert social security or other identifying number of assignee)


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--------------------------------------------------------------------------------
(please print or typewrite name and address of assignee)

_____________________________ Shares represented by the within Certificate, and hereby irrevocably constitutes and appoints ____________________ Attorney to transfer the said shares on the books of the within-named Corporation with full power of substitution in the premises.

         Dated, _______________________________

                                             -----------------------------------
In presence of

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NOTICE: The signature to this assignment must correspond with the name as written upon the face of the certificate in every particular without alteration or enlargement, or any change whatever.